United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
February 21, 2024

CANNAE HOLDINGS, INC.
(Exact name of Registrant as Specified in its Charter)

1-38300
(Commission File Number)

Delaware	82-1273460
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
1701 Village Center Circle
Las Vegas, Nevada 89134
(Addresses of Principal Executive Offices)

(702) 323-7330
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Cannae Common Stock, $0.0001 par value	CNNE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

On February 21, 2024, Cannae Holdings, Inc. (the “Company”) (i) issued 1,850,748 shares of common stock of the Company, par value $0.001 (“Company Common Stock”), from the Company’s treasury and (ii) paid $18,326,755.76 in cash, in the aggregate, to Barry Rosenstein, Scott Ostfeld, Kevin Galligan, Jennifer Fanjiang, David DiDomenico and related entities (collectively, the “Investors”) in exchange for equity interests representing a minority interest in each of JANA Partners Capital, LLC and JANA Partners Management, LP (together, “JANA”). The Investors have indicated that they intend to use the cash received from the Company to pay any taxes owed in connection with the receipt of Company Common Stock. In connection with the issuance of Company Common Stock to the Investors, the Investors entered into voting arrangements with the Company to support the Company's board of directors and management. The transaction was a simultaneous sign and close and the shares are subject to customary lock-up arrangements.

The Company Common Stock was issued to the Investors in reliance on the exemption from registration provided in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Each of the Investors represented to the Company that he or she is an accredited investor, as defined by Rule 501 promulgated under the Securities Act. Certificates or book-entry shares representing the Company Common Stock issued to the Investors will contain appropriate legends to reflect the restrictions on transfer imposed by the Securities Act.

Item 7.01.	Regulation FD Disclosure.

On February 21, 2024, the Company issued a press release describing the above transactions. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated by reference herein. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
99.1	Press Release dated February 21, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cannae Holdings, Inc.
Date:	February 21, 2024	By:	/s/ Bryan D. Coy
			Name:	Bryan D. Coy
			Title:	Chief Financial Officer